UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 25, 2011

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2011, our board of directors voted to amend our amended and restated by-laws to provide that our annual meeting of shareholders will occur on the first Monday in May each year. Prior to these amendments, our by-laws had provided that our annual meeting of shareholders would occur on the third Thursday in May each year.

These amendments to our by-laws took effect immediately upon their adoption by our board of directors.  A copy of our amended and restated by-laws, as so amended, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

3.2	Amended and Restated By-Laws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: January 28, 2011	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

3.2	Amended and Restated By-Laws, as amended